UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 8, 2020

SILK ROAD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1213 Innsbruck Drive
Sunnyvale, California 94089
(Address of principal executive office) (Zip Code)
(408) 720-9002
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

On July 8, 2020 (the “Effective Date”), Amr Kronfol resigned from the board of directors of Silk Road Medical, Inc. (the “Company”) effective as of the Effective Date. Mr. Kronfol did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 8, 2020 (the “Effective Date”), Robert E. Mittendorff, M.D. resigned from the board of directors (the “Board”) of the Company and from the Compensation Committee of the Board, in each case effective as of the Effective Date. Dr. Mittendorff did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 8, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 30,659,844 shares of the Company’s common stock, representing 91.72% of the voting power of the shares of the Company’s common stock as of May 12, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on May 28, 2020.

Proposal 1 – Election of Directors. The following nominees were elected as Class I directors to serve until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-votes*
Erica J. Rogers	20,787,453	7,667,794	17,929	2,186,668
Jack W. Lasersohn	18,182,991	10,271,866	18,319	2,186,668
* Broker non-votes did not affect the outcome of the election.
Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-votes
30,616,395	13,605	29,844	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: July 9, 2020	By:	/s/ Erica J. Rogers
Erica J. Rogers
Chief Executive Officer